Segments (Tables)	12 Months Ended
Oct. 31, 2023
Segments [Abstract]
Schedule of Two Operating Segments	The Group identified two operating segments, including ocean transportation and heating business segments. The revenue by the two reportable segments were as follows:
	For the year ended October 31,	For the year ended October 31,	For the year ended October 31,
	2023	2022	2021
Ocean transportation	$95,257,538	$185,349,630	$121,961,057
Heating business	-	-	-
Total	$95,257,538	$185,349,630	$121,961,057